ALLIANCE ALL-ASIA INVESTMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                        ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

June 28, 1999

Dear Shareholder:

This report provides an update of performance and investment activity of Alliance All-Asia Investment Fund (the "Fund") for the semi-annual reporting period ended April 30, 1999.

INVESTMENT RESULTS
The following table shows how your Fund performed during the six- and twelve-month periods ended April 30, 1999. For comparison, the table also provides performance data for the Fund's benchmark, as represented by the MSCI AC Asia Pacific Index, and the Fund's peer group average, as represented by the Lipper Pacific Region Funds Average.

For the six-month period ended April 30, 1999, the Fund's Class A shares posted a total return of 30.89% at net asset value, marginally outperforming the MSCI AC Asia Pacific Index gain of 29.86%, however, slightly underperforming its peer group of funds, as represented by the Lipper Pacific Region Funds Average, which increased 31.39%.

Over the six months ended April 30, 1999, equity markets around the region generally performed strongly. During this period, Japan was up 27.1%, Australia climbed 25.6%, Hong Kong gained 27.9%, Singapore appreciated 50.8%, and South Korea was up 122.8%, all on a U.S.-dollar basis. The strength of the currencies in Asia amplified this strong stock market performance when the U.S. dollar return is calculated. During the period, almost all of the regional currencies appreciated against the U.S. dollar with the exception of the Chinese renminbi and Hong Kong dollar, which remained flat due to the currency peg system.

In terms of the Fund's country allocation, during the six month period ended April 30, 1999 we were generally in line with the benchmark index, but with exceptions in our underweighting of Japan and our overweightings in Korea, Taiwan and India. The Fund's relative overweighting in India hindered performance as the returns of the Indian market lagged those of the other countries within the region. Going forward, however, we believe that our holdings in India will benefit the Fund's performance.


INVESTMENT RESULTS*
Periods Ended April 30, 1999
                                  TOTAL RETURNS
                              6 MONTHS      12 MONTHS
                              --------      ---------
ALLIANCE ALL-ASIA
  INVESTMENT FUND
  Class A                      30.89%          6.38%
  Class B                      30.30%          5.53%
  Class C                      30.42%          5.67%

MSCI AC ASIA
  PACIFIC INDEX                29.86%         19.91%

LIPPER PACIFIC REGION
  FUNDS AVERAGE                31.39%         15.14%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI AC ASIA PACIFIC INDEX IS A TOTAL RETURN, CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 15 PACIFIC REGION COUNTRIES INCLUDING AUSTRALIA, CHINA (FREE)#, HONG KONG, INDIA, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PAKISTAN, PHILIPPINES, SINGAPORE, SRI LANKA, TAIWAN AND THAILAND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX. THE LIPPER PACIFIC REGION FUNDS AVERAGE (THE "LIPPER AVERAGE") CONSISTS OF FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN EQUITY SECURITIES WITH PRIMARY TRADING MARKETS OR OPERATIONS CONCENTRATED IN THE WESTERN PACIFIC BASIN REGION OR A SINGLE COUNTRY WITHIN THIS REGION. THE LIPPER AVERAGE INCLUDES 51 FUNDS FOR THE SIX-MONTH PERIOD AND 48 FUNDS FOR THE TWELVE-MONTH PERIOD.

#    EXCLUDES SHARES WHICH ARE NOT READILY PURCHASED BY NON-LOCAL INVESTORS.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC OUTLOOK
The Asian economy has started to show evidence of bottoming out. For example, the Asian Development Bank released its 1999 gross domestic product ("GDP") growth forecast for Asia ex-Japan, at 4.4% in real terms, up from 2.6% in 1998. The Bank of Korea has estimated that the Korean economy expanded 3.0% in the first three months of 1999, and will grow 3.8% in 1999, faster than its previous forecast of 3.2%.


1


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Annualized Japanese GDP growth for the first quarter of 1999 was recently released at 7.9%, quarter-on-quarter and, consequently, the IMF is reportedly studying an upward revision of its 1999 GDP forecast for Japan (from -1.4%). We believe that a Japanese recovery will have widespread positive effects on the Asian economy and that we will observe more positive news about the region going forward.

PORTFOLIO STRATEGY AND OUTLOOK
We take full advantage of Alliance's global research team. We have our in-house Asian research teams in Tokyo, Hong Kong, Singapore and Mumbai. These teams keep in close contact with our U.S. and European research teams to exchange views and identify industry trends in advance. On the basis of our in-depth fundamental research and frequent contact with corporate managements across the region, we hope to identify undervalued companies in the sector. As of the end of April, we are almost fully invested in over fifty companies located in nine countries within the region.

Regarding stock selection, we seek to distinguish those companies with sound fundamentals, strong management, and clear shareholder orientation through our research team on the ground. At the end of the period, your Fund's ten largest holdings accounted for 30.8% of total net assets.

As of April 30, 1999, your Fund had invested 3.8% of its total net assets in India Information Technology Fund, through which we invested in Indian software companies. The Indian information technology industry has been a very strong stock market performer in the 1998 calendar year, with the market capitalization of the forty-six companies in the sector rising by 162%. We believe that this trend will continue, thanks to the cost-competitive talented labor pool in India, as well as the Indian Government's support of this industry.

In Japan, Takeda Chemical Industries and Tokyo Electron, Ltd. were also among your Fund's core investments. Takeda is the largest pharmaceutical company in Japan with a strong product pipeline. Through its successful joint venture with Abbott Laboratories, Takeda also takes advantage of strong growth in health care spending in the U.S.

Tokyo Electron, Ltd. is the world's second largest semiconductor production equipment maker. We expect that Tokyo Electron's order receipt will show strong growth for two important reasons. First, the cyclical semiconductor market appears to have bottomed out and manufacturers have started to increase semiconductor capital spending. Second, in order to improve production efficiency, the silicon wafer size of the most advanced production line will be increased from 200 mm to 300 mm in diameter. This important technological leap is anticipated to begin in the year 2000, and will require substantial investment because semiconductor producers will invest in new lines. We expect that Tokyo Electron will benefit from this increased investment because it can supply 300 mm-based equipment.

The software and systems integration business in Asia has also seen strong growth rates, particularly in India. Infosys Technologies, Ltd. (your Fund's largest holding at April 30, 1999), as well as NIIT, Ltd., and BFL Software, Ltd. serve premier overseas clients with possible solutions to systems integration issues. We continue to overweight India because of these companies.

We appreciate your continued interest and investment in Alliance All-Asia Investment Fund and look forward to reporting to you again on the Fund's investment results.

Sincerely,


John D. Carifa
Chairman and President


Hiroshi Motoki
Vice President


Samir Arora
Vice President


2


INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Alliance All-Asia Investment Fund seeks long-term capital appreciation. The Fund invests principally in a portfolio of equity securities issued by companies based in Asia and the pacific region.

INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.38%          1.86%
Since Inception*              -5.02%         -5.94%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.53%          1.53%
Since Inception*              -5.66%         -5.66%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.67%          4.67%
Since Inception*              -5.60%         -5.60%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1999)
                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                         -6.27%         -6.75%         -3.84%
Since Inception*               -7.05%         -6.74%         -6.71%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*     Inception date for Classes A, B & C IS 11/28/94.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


TEN LARGEST HOLDINGS
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Infosys Technologies, Ltd.--
  Develops software and provides
  services for the distribution,
  banking, telecommunication and
  manufacturing sectors.                      $ 1,277,809             5.0%
India Information Technology
  Fund--Open-end investment
  company that invests its
  assets in equity securities
  of companies in India.                          972,720             3.8
Takeda Chemical Industries--
  Produces and sells health-
  care related products.                          912,623             3.6
Tokyo Electron, Ltd.--Produces,
  imports and sells electronic
  products.                                       797,153             3.1
Taiwan Semiconductor
  Manufacturing Co.--
  Manufactures and sells
  integrated circuits and
  other semiconductor devices.                    743,425             2.9
Housing & Commercial Bank,
  Korea--Provides a full range
  of commercial and mortgage
  banking services.                               706,773             2.8
TDK Corp.--Manufactures magnetic
  tapes and floppy discs.                         680,511             2.7
Qantas Airways, Ltd.--International
  airline with routes mainly in
  the Asia-Pacific region.                        604,178             2.4
Alps Electric Co., Ltd.--
  Manufactures and markets
  electronic parts for cars,
  computer peripherals and
  communications and broadcasting
  related equipment.                              576,512             2.3
Santen Pharmaceutical Co., Ltd.--
  Produces and sells
  pharmaceuticals for human
  and veterinary use.                             545,112             2.2
                                              $ 7,816,816            30.8%


4


INDUSTRY DIVERSIFICATION
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                                  PERCENT OF
                                             U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                $    753,524             3.0%
Consumer Manufacturing                            533,700             2.1
Consumer Services                               3,475,050            13.7
Consumer Staples                                2,088,620             8.2
Finance                                         5,828,300            23.0
Healthcare                                      2,239,983             8.8
Multi-Industry                                    218,301             0.9
Technology                                      7,545,052            29.7
Utilities                                         742,528             2.9
Total Investments*                             23,425,058            92.3
Cash and receivables, net of liabilities        1,957,131             7.7
Net Assets                                   $ 25,382,189           100.0%


*    Excludes short-term obligations.


5


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.3%
AUSTRALIA-10.4%
Lend Lease Corp., Ltd.                           33,000     $    444,900
National Australia Bank, Ltd.                    22,000          428,311
Publishing & Broadcasting, Ltd.                  70,000          470,498
Qantas Airways, Ltd.                            220,000          604,178
Tabcorp Holdings, Ltd.                           43,750          355,815
Telstra Corp., Ltd.                              63,000          341,860
                                                             ------------
                                                               2,645,562

HONG KONG-7.9%
Cheung Kong Holdings, Ltd.                       24,000          218,301
China Telecom (Hong Kong), Ltd.
  Cl. H (a)                                     160,000          365,384
Johnson Electric Holdings, Ltd.                  80,000          238,945
Li & Fung, Ltd.                                 100,000          245,138
NG Fung Hong, Ltd.                              220,000          212,883
Sun Hung Kai Properties, Ltd.                    32,000          279,715
Television Broadcast, Ltd.                       60,000          243,847
VTech Holdings, Ltd.                             60,000          205,141
                                                             ------------
                                                               2,009,354

INDIA-13.6%
BFL Software, Ltd. (a)                           28,000          517,434
Digital Equipment India, Ltd.                    21,000          201,951
India Information Technology Fund (a)            46,320          972,720
Infosys Technologies, Ltd. (ADR) (a)             18,200          751,888
  New Shares (a)                                  8,500          525,921
Leading Edge Systems, Ltd.                          200            1,483
NIIT, Ltd. Bonus Shares (a)                       5,000          194,467
Zee Telefilms, Ltd. (a)                          10,900          287,402
                                                             ------------
                                                               3,453,266

JAPAN-42.7%
Acom Co., Ltd.                                    3,000          224,827
Aeon Credit Service, Ltd.                         4,400          379,485
Ajinomoto Co., Inc.                              30,000          346,912
Alps Electric Co., Ltd.                          34,000          576,512
Bank of Tokyo-Mitsubishi, Ltd.                   34,200          504,588
Banyu Pharmaceutical Co., Ltd.                   27,000          497,383
Bridgestone Corp.                                10,000          267,951
Canon, Inc.                                      11,000          268,955
Fuji Bank, Ltd.                                  60,000          468,244
Fuji Photo Film Co.                               9,000          339,879
Honda Motor Co., Ltd.                             6,000          264,266
Hoya Corp.                                        5,000          261,671
Ibiden Co., Ltd.                                 30,000          523,760
Japan Tobacco, Inc.                                  35          351,685
Kao Corp.                                        18,000          456,688
Kita Kyushu Coca-Cola Bottling Co.,
  Ltd.                                            8,000          389,868
NTT Mobile Communications
  Network, Inc.                                       4          234,457
Rohm Co., Ltd.                                    2,000          241,156
Santen Pharmaceutical Co., Ltd.                  30,000          545,112
Shinko Electric Industries Co., Ltd.              7,000          269,625
Shiseido Co., Ltd.                               21,000          330,584
Shohkoh Fund & Co., Ltd.                            700          410,299
Takeda Chemical Industries                       21,000          912,623
TDK Corp.                                         9,000          680,511
Tokyo Electron, Ltd.                             14,000          797,153
Yamanouchi Pharmaceutical Co., Ltd.               9,000          284,865
                                                             ------------
                                                              10,829,059

PHILIPPINES-1.7%
Bank of the Philippine Islands                  135,000          426,036


6


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SINGAPORE-3.8%
Natsteel Electronics, Ltd.                       74,000     $    248,659
Pacific Internet, Ltd. (a)                        4,400          349,250
Singapore Press Holdings, Ltd.                   25,000          368,449
                                                             ------------
                                                                 966,358

SOUTH KOREA-7.3%
Housing & Commercial Bank, Korea (a)             30,000          706,773
Samsung Electronics                               6,000          461,422
Samsung Fire & Marine Insurance                     600          277,661
S.K. Telecom Co., Ltd.                              227          249,430
  ADR                                            10,900          151,238
                                                             ------------
                                                               1,846,524

TAIWAN-4.7%
Hon Hai Precision Industry (a)                   45,000          244,954
Sunplus Technology Co., Ltd. (a)                 60,000          200,917
Taiwan Semiconductor Manufacturing
  Co. (a)                                       220,000          743,425
                                                             ------------
                                                               1,189,296

THAILAND-0.2%
Siam Common Bank CV pfd. (a)                     85,000           59,603

Total Common Stocks & Other Investments
  (cost $19,232,279)                                          23,425,058

TIME DEPOSIT-2.0%
UNITED STATES-2.0%
West Deutsche Landesbank Girozentrale
  4.88%, 5/03/99 (cost $500,000)                   $500          500,000

TOTAL INVESTMENTS-94.3%
  (cost $19,732,279)                                          23,925,058

Other assets less liabilities-5.7%                             1,457,131

NET ASSETS-100%                                             $ 25,382,189


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $19,732,279)          $ 23,925,058
  Cash, at value (cost $2,339,144)                                   2,347,396
  Receivable for investment securities sold                            999,780
  Receivable for capital stock sold                                    472,357
  Dividends and interest receivable                                     23,141
  Deferred organization expense                                         21,000
  Receivable from Adviser                                               16,268
  Total assets                                                      27,805,000

LIABILITIES
  Payable for investment securities purchased                        2,214,249
  Payable for capital stock redeemed                                    26,980
  Distribution fee payable                                              14,795
  Organizational expense payable                                           311
  Accrued expenses                                                     166,476
  Total liabilities                                                  2,422,811

NET ASSETS                                                        $ 25,382,189

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      3,371
  Additional paid-in capital                                        34,230,370
  Distributions in excess of net investment income                    (185,823)
  Accumulated net realized loss on investments and
  foreign currency transactions                                    (12,846,407)
  Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        4,180,678
                                                                  $ 25,382,189

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
  ($6,878,306 / 896,721 shares of capital stock
  issued and outstanding)                                                $7.67
  Sales Charge--4.25% of public offering price                            0.34
  Maximum offering price                                                 $8.01

  CLASS B SHARES
  Net asset value and offering price per share
  ($13,041,779 / 1,751,893 shares of capital stock
  issued and outstanding)                                                $7.44

  CLASS C SHARES
  Net asset value and offering price per share
  ($3,262,493 / 437,449 shares of capital stock
  issued and outstanding)                                                $7.46

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
  per share ($2,199,611 / 284,454 shares of
  capital stock issued and outstanding)                                  $7.73


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $5,860)                              $  59,255
  Interest                                              15,165      $   74,420

EXPENSES
  Advisory fee                                          93,396
  Distribution fee - Class A                             6,998
  Distribution fee - Class B                            50,340
  Distribution fee - Class C                            10,698
  Custodian                                             97,497
  Transfer agency                                       60,351
  Audit and legal                                       49,833
  Registration                                          25,737
  Amortization of organization expenses                 21,790
  Printing                                              19,758
  Directors' fees                                       17,053
  Administrative                                        14,009
  Miscellaneous                                         12,241
  Total expenses                                       479,701
  Less: expenses waived and reimbursed
    by the Adviser (see Note B)                       (156,232)
  Less: expense offset arrangement
    (see Note B)                                        (3,264)
  Net expenses                                                         320,205
  Net investment loss                                                 (245,785)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                          28,041
  Net realized loss on foreign currency
    transactions                                                      (418,206)
  Net change in unrealized appreciation of:
    Investments                                                      5,398,552
    Foreign currency denominated assets and
      liabilities                                                      371,167
  Net gain on investments and foreign
    currency transactions                                            5,379,554

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,133,769


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED       YEAR ENDED
                                              APRIL 30, 1999        OCTOBER 31,
                                                (UNAUDITED)            1998
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $ (245,785)          $ (347,926)
  Net realized loss on investments
    and foreign currency transactions            (390,165)          (7,043,756)
  Net change in unrealized
    appreciation of investments
    and foreign currency denominated
    assets and liabilities                      5,769,719            3,310,053
  Net increase (decrease) in net
    assets from operations                      5,133,769           (4,081,629)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       3,897,005             (119,649)
  Total increase (decrease)                     9,030,774           (4,201,278)

NET ASSETS
  Beginning of year                            16,351,415           20,552,693
  End of period                               $25,382,189          $16,351,415


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended April 30, 1999, such waivers and reimbursement amounted to $142,223. The Adviser may terminate the waiver at any time.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the six months ended April 30, 1999, the Adviser agreed to waive its fees. Such waiver amounted to $14,009.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $42,731 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $3,264 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $3,117 from the sales of Class A shares, $14,249 and $2,746 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1999.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1999 amounted to $141,509, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,150,638 and $320,747 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $20,680,869 and $18,953,483, respectively, for the six months ended April 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for finanical reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,248,355 and gross unrealized depreciation of investments was $55,576 resulting in net unrealized appreciation of $4,192,779, (excluding foreign currency transactions).

The Fund had a net capital loss carryover of $12,456,151, of which $5,008,025 expires October 31, 2005, and $7,448,126, expires October 31, 2006. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at April 30, 1999.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              885,929     2,992,159     $ 6,118,957    $ 18,903,363
Shares converted
  from Class B            10,217        11,757          65,689          78,666
Shares redeemed         (643,706)   (3,144,145)     (4,391,489)    (20,297,907)
Net increase
  (decrease)             252,440      (140,229)    $ 1,793,157    $ (1,315,878)

CLASS B
Shares sold            1,147,110     1,784,537     $ 7,532,643    $ 11,105,833
Shares converted
  to Class A             (10,502)      (12,033)        (65,689)        (78,666)
Shares redeemed         (933,483)   (1,770,993)     (6,000,887)    (11,089,438)
Net increase
  (decrease)             203,125         1,511     $ 1,466,067    $    (62,271)

CLASS C
Shares sold              400,519       419,389     $ 2,727,022    $  2,891,821
Shares redeemed         (263,120)     (370,637)     (1,765,233)     (2,560,420)
Net increase             137,399        48,752     $   961,789    $    331,401

ADVISOR CLASS
Shares sold              195,704       385,020     $ 1,236,429    $  2,330,830
Shares redeemed         (252,169)     (221,111)     (1,560,437)     (1,403,731)
Net increase
  (decrease)             (56,465)      163,909     $  (324,008)   $    927,099


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


14


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                            SIX MONTHS                                             1994(A)
                                               ENDED            YEAR ENDED OCTOBER 31,              TO
                                          APRIL 30, 1999 -------------------------------------  OCTOBER 31,
                                            (UNAUDITED)     1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.86        $7.54       $11.04       $10.45       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.07)        (.10)        (.21)        (.21)        (.19)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.88        (1.58)       (2.95)         .88          .64
Net increase (decrease) in net asset
  value from operations                         1.81        (1.68)       (3.16)         .67          .45

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investments and foreign
  currency transactions                           -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.67        $5.86        $7.54       $11.04       $10.45

TOTAL RETURN
Total investment return based on net
  asset value (d)                              30.89%      (22.28)%     (29.61)%       6.43%        4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,878       $3,778       $5,916      $12,284       $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.03%(e)(f)  3.74%(f)     3.45%        3.37%        4.42%(e)
  Expenses, before waivers/reimbursements       4.65%(e)     4.63%        3.57%        3.61%       10.57%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.24)%(e)   (1.50)%      (1.97)%      (1.75)%      (1.87)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                            SIX MONTHS                                             1994(A)
                                               ENDED            YEAR ENDED OCTOBER 31,               TO
                                          APRIL 30, 1999  ------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.71        $7.39       $10.90       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.14)        (.28)        (.28)        (.25)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.82        (1.54)       (2.89)         .85          .66
Net increase (decrease) in net
  asset value from operations                   1.73        (1.68)       (3.17)         .57          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.44        $5.71        $7.39       $10.90       $10.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                              30.30%      (22.73)%     (30.09)%       5.49%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,042       $8,844      $11,439      $23,784       $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.73%(e)(f)  4.49%(f)     4.15%        4.07%        5.20%(e)
  Expenses, before waivers/reimbursements       5.44%(e)     5.39%        4.27%        4.33%       11.32%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.94)%(e)   (2.22)%      (2.67)%      (2.44)%      (2.64)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                             SIX MONTHS                                           1994(A)
                                               ENDED              YEAR ENDED OCTOBER 31,             TO
                                          APRIL 30, 1999  ------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.72        $7.40       $10.91       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.14)        (.27)        (.28)        (.35)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.83        (1.54)       (2.90)         .86          .76
Net increase (decrease) in net
  asset value from operations                   1.74        (1.68)       (3.17)         .58          .41

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investments and
  foreign currency transactions                   -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.46        $5.72        $7.40       $10.91       $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                          30.42%      (22.70)%     (30.06)%       5.59%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,262       $1,717       $1,859       $4,228         $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.73%(e)(f)  4.48%(f)     4.15%        4.07%        5.84%(e)
  Expenses, before waivers/reimbursements       5.49%(e)     5.42%        4.27%        4.30%       11.38%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.95)%(e)   (2.20)%      (2.66)%      (2.42)%      (3.41)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               ADVISOR CLASS
                                            ----------------------------------------------------
                                                                                   OCTOBER 2,
                                             SIX MONTHS                              1996(G)
                                               ENDED      YEAR ENDED OCTOBER 31,       TO
                                          APRIL 30, 1999  ----------------------- OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.90        $7.56       $11.04       $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.06)        (.08)        (.15)          -0-
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.89        (1.58)       (2.99)        (.61)
Net increase (decrease) in net asset
  value from operations                         1.83        (1.66)       (3.14)        (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign
  currency transactions                           -0-          -0-        (.34)          -0-
Net asset value, end of period                 $7.73        $5.90        $7.56       $11.04

TOTAL RETURN
Total investment return based on net
  asset value (d)                              31.02%      (21.96)%     (29.42)%      (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,200       $2,012       $1,338          $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.74%(e)(f)  3.46%(f)     3.21%        4.97%(e)
  Expenses, before waivers/reimbursements       4.31%(e)     4.39%        3.43%        5.54%(e)
  Net investment loss, net of waivers/
    reimbursements                             (1.93)%(e)    1.22%       (1.51)%       1.63%(e)
Portfolio turnover rate                          210%          93%          70%          66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended April 30, 1999 and the year ended October 31, 1998, the ratios of expenses to average net assets were 3.00% and 3.70% for Class A, 3.70% and 4.44% for Class B, 3.70% and 4.44% for Class C and 2.70% and 3.41% for Advisor Class shares, respectively.

(g)   Commencement of distribution.


18


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
KARAN TREHAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
HIROSHI MOTOKI, VICE PRESIDENT
SAMIR ARORA, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672


(1)  Members of the Audit Committee.


19


ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAISR